Tortoise Power and Energy Infrastructure Fund, Inc. (NYSE: TPZ)

Section 19(a) Notification of Sources of Distribution

Distribution Period	June 2014
Distribution Amount per Share	$0.125

The following table sets forth the estimated amounts of the current distribution, payable June 30, 2014, and the cumulative distributions paid this fiscal year to date from the following sources: net investment income, net realized short-term capital gains, net realized long-term capital gains and return of capital. All amounts are expressed per common share.

Estimated Sources of Distributions

				% Breakdown of the
		% Breakdown	($) Total Cumulative	Total Cumulative
	($) Current	of the Current	Distributions for the	Distributions for the
	Distribution	Distribution	Fiscal Year to Date	Fiscal Year to Date
Net Investment Income	0.058	46%	0.453	52%
Net Realized Short-Term Capital Gains	0.000	0%	0.000	0%
Net Realized Long-Term Capital Gains	0.067	54%	0.394	45%
Return of Capital	0.000	0%	0.028	3%
Total (per common share)	0.125	100%	0.875	100%

Average annual total return (in relation to NAV) from commencement of operations through 5/31/2014				15.58%
Annualized current distribution rate expressed as a percentage of NAV as of 5/31/2014				5.00%

Cumulative total return (in relation to NAV) for the fiscal year through 5/31/2014				9.74%
Cumulative fiscal year distributions as a percentage of NAV as of 5/31/2014				2.92%

You should not draw any conclusions about TPZ's investment performance from the amount of this distribution or from the terms of TPZ's distribution policy.

TPZ estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in TPZ is paid back to you. A return of capital distribution does not necessarily reflect TPZ's investment performance and should not be confused with "yield" or "income."

The amounts and sources of distributions reported are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon TPZ's investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. TPZ will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

TPZ invests in a portfolio of fixed income and equity securities issued by power and energy infrastructure companies. TPZ’s goal is to provide stockholders a high level of current income, with a secondary objective of capital appreciation. For more information, visit TPZ's website at www.tortoiseadvisors.com or call (866) 362-9331.

11550 Ash Street, Suite 300, Leawood, KS 66211 | Main 1-913-981-1020 | Fax 1-913-981-1021 | www.tortoiseadvisors.com

Tortoise Power and Energy Infrastructure Fund, Inc. (NYSE: TPZ)

Section 19(a) Notification of Sources of Distribution

Distribution Period	July 2014
Distribution Amount per Share	$0.125

The following table sets forth the estimated amounts of the current distribution, payable July 31, 2014, and the cumulative distributions paid this fiscal year to date from the following sources: net investment income, net realized short-term capital gains, net realized long-term capital gains and return of capital. All amounts are expressed per common share.

Estimated Sources of Distributions

				% Breakdown of the
		% Breakdown	($) Total Cumulative	Total Cumulative
	($) Current	of the Current	Distributions for the	Distributions for the
	Distribution	Distribution	Fiscal Year to Date	Fiscal Year to Date
Net Investment Income	0.061	49%	0.526	53%
Net Realized Short-Term Capital Gains	0.023	19%	0.062	6%
Net Realized Long-Term Capital Gains	0.041	32%	0.412	41%
Return of Capital	0.000	0%	0.000	0%
Total (per common share)	0.125	100%	1.000	100%

Average annual total return (in relation to NAV) from commencement of operations through 6/30/2014				16.56%
Annualized current distribution rate expressed as a percentage of NAV as of 6/30/2014				4.76%

Cumulative total return (in relation to NAV) for the fiscal year through 6/30/2014				15.78%
Cumulative fiscal year distributions as a percentage of NAV as of 6/30/2014				3.18%

You should not draw any conclusions about TPZ's investment performance from the amount of this distribution or from the terms of TPZ's distribution policy.

TPZ estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in TPZ is paid back to you. A return of capital distribution does not necessarily reflect TPZ's investment performance and should not be confused with "yield" or "income."

The amounts and sources of distributions reported are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon TPZ's investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. TPZ will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

TPZ invests in a portfolio of fixed income and equity securities issued by power and energy infrastructure companies. TPZ’s goal is to provide stockholders a high level of current income, with a secondary objective of capital appreciation. For more information, visit TPZ's website at www.tortoiseadvisors.com or call (866) 362-9331.

11550 Ash Street, Suite 300, Leawood, KS 66211 | Main 1-913-981-1020 | Fax 1-913-981-1021 | www.tortoiseadvisors.com

Tortoise Power and Energy Infrastructure Fund, Inc. (NYSE: TPZ)

Section 19(a) Notification of Sources of Distribution

Distribution Period	August 2014
Distribution Amount per Share	$0.125

The following table sets forth the estimated amounts of the current distribution, payable August 29, 2014, and the cumulative distributions paid this fiscal year to date from the following sources: net investment income, net realized short-term capital gains, net realized long-term capital gains and return of capital. All amounts are expressed per common share.

Estimated Sources of Distributions

				% Breakdown of the
		% Breakdown	($) Total Cumulative	Total Cumulative
	($) Current	of the Current	Distributions for the	Distributions for the
	Distribution	Distribution	Fiscal Year to Date	Fiscal Year to Date
Net Investment Income	0.060	48%	0.589	52%
Net Realized Short-Term Capital Gains	0.025	20%	0.073	7%
Net Realized Long-Term Capital Gains	0.040	32%	0.463	41%
Return of Capital	0.000	0%	0.000	0%
Total (per common share)	0.125	100%	1.125	100%

Average annual total return (in relation to NAV) for the 5 years ending on 7/31/2014				29.96%
Annualized current distribution rate expressed as a percentage of NAV as of 7/31/2014				4.87%

Cumulative total return (in relation to NAV) for the fiscal year through 7/31/2014				13.85%
Cumulative fiscal year distributions as a percentage of NAV as of 7/31/2014				3.65%

You should not draw any conclusions about TPZ's investment performance from the amount of this distribution or from the terms of TPZ's distribution policy.

The amounts and sources of distributions reported are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon TPZ's investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. TPZ will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

TPZ invests in a portfolio of fixed income and equity securities issued by power and energy infrastructure companies. TPZ’s goal is to provide stockholders a high level of current income, with a secondary objective of capital appreciation. For more information, visit TPZ's website at www.tortoiseadvisors.com or call (866) 362-9331.

11550 Ash Street, Suite 300, Leawood, KS 66211 | Main 1-913-981-1020 | Fax 1-913-981-1021 | www.tortoiseadvisors.com

Tortoise Power and Energy Infrastructure Fund, Inc. (NYSE: TPZ)

Section 19(a) Notification of Sources of Distribution

CORRECTION: See below for correction to average annual total return

Distribution Period	August 2014
Distribution Amount per Share	$0.125

The following table sets forth the estimated amounts of the current distribution, payable August 29, 2014, and the cumulative distributions paid this fiscal year to date from the following sources: net investment income, net realized short-term capital gains, net realized long-term capital gains and return of capital. All amounts are expressed per common share.

Estimated Sources of Distributions

				% Breakdown of the
		% Breakdown	($) Total Cumulative	Total Cumulative
	($) Current	of the Current	Distributions for the	Distributions for the
	Distribution	Distribution	Fiscal Year to Date	Fiscal Year to Date
Net Investment Income	0.060	48%	0.589	52%
Net Realized Short-Term Capital Gains	0.025	20%	0.073	7%
Net Realized Long-Term Capital Gains	0.040	32%	0.463	41%
Return of Capital	0.000	0%	0.000	0%
Total (per common share)	0.125	100%	1.125	100%

Average annual total return (in relation to NAV) for the 5 years ending on 7/31/2014				17.03	% *
Annualized current distribution rate expressed as a percentage of NAV as of 7/31/2014				4.87%

Cumulative total return (in relation to NAV) for the fiscal year through 7/31/2014				13.85%
Cumulative fiscal year distributions as a percentage of NAV as of 7/31/2014				3.65%

You should not draw any conclusions about TPZ's investment performance from the amount of this distribution or from the terms of TPZ's distribution policy.

The amounts and sources of distributions reported are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon TPZ's investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. TPZ will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

* Average annual total return (in relation to NAV) for the 5 years ending on 7/31/2014 was originally reported as 29.96%.

TPZ invests in a portfolio of fixed income and equity securities issued by power and energy infrastructure companies. TPZ’s goal is to provide stockholders a high level of current income, with a secondary objective of capital appreciation. For more information, visit TPZ's website at www.tortoiseadvisors.com or call (866) 362-9331.

11550 Ash Street, Suite 300, Leawood, KS 66211 | Main 1-913-981-1020 | Fax 1-913-981-1021 | www.tortoiseadvisors.com

Tortoise Power and Energy Infrastructure Fund, Inc. (NYSE: TPZ)

Section 19(a) Notification of Sources of Distribution

Distribution Period	September 2014
Distribution Amount per Share	$0.125

The following table sets forth the estimated amounts of the current distribution, payable September 30, 2014, and the cumulative distributions paid this fiscal year to date from the following sources: net investment income, net realized short-term capital gains, net realized long-term capital gains and return of capital. All amounts are expressed per common share.

Estimated Sources of Distributions

				% Breakdown of the
		% Breakdown	($) Total Cumulative	Total Cumulative
	($) Current	of the Current	Distributions for the	Distributions for the
	Distribution	Distribution	Fiscal Year to Date	Fiscal Year to Date
Net Investment Income	0.057	46%	0.638	51%
Net Realized Short-Term Capital Gains	0.000	0%	0.061	5%
Net Realized Long-Term Capital Gains	0.064	51%	0.551	44%
Return of Capital	0.004	3%	0.000	0%
Total (per common share)	0.125	100%	1.250	100%

Average annual total return (in relation to NAV) for the 5 years ending on 8/31/2014				32.62%
Annualized current distribution rate expressed as a percentage of NAV as of 8/31/2014				4.61%

Cumulative total return (in relation to NAV) for the fiscal year through 8/31/2014				20.61%
Cumulative fiscal year distributions as a percentage of NAV as of 8/31/2014				3.84%

You should not draw any conclusions about TPZ's investment performance from the amount of this distribution or from the terms of TPZ's distribution policy.

TPZ estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in TPZ is paid back to you. A return of capital distribution does not necessarily reflect TPZ's investment performance and should not be confused with "yield" or "income."

The amounts and sources of distributions reported are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon TPZ's investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. TPZ will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

TPZ invests in a portfolio of fixed income and equity securities issued by power and energy infrastructure companies. TPZ’s objective is to provide stockholders a high level of current income, with a secondary objective of capital appreciation. For more information, visit TPZ's website at www.tortoiseadvisors.com or call (866) 362-9331.

11550 Ash Street, Suite 300, Leawood, KS 66211 | Main 1-913-981-1020 | Fax 1-913-981-1021 | www.tortoiseadvisors.com

Tortoise Power and Energy Infrastructure Fund, Inc. (NYSE: TPZ)

Section 19(a) Notification of Sources of Distribution

CORRECTION: See below for correction to average annual total return

Distribution Period	September 2014
Distribution Amount per Share	$0.125

The following table sets forth the estimated amounts of the current distribution, payable September 30, 2014, and the cumulative distributions paid this fiscal year to date from the following sources: net investment income, net realized short-term capital gains, net realized long-term capital gains and return of capital. All amounts are expressed per common share.

Estimated Sources of Distributions

				% Breakdown of the
		% Breakdown	($) Total Cumulative	Total Cumulative
	($) Current	of the Current	Distributions for the	Distributions for the
	Distribution	Distribution	Fiscal Year to Date	Fiscal Year to Date
Net Investment Income	0.057	46%	0.638	51%
Net Realized Short-Term Capital Gains	0.000	0%	0.061	5%
Net Realized Long-Term Capital Gains	0.064	51%	0.551	44%
Return of Capital	0.004	3%	0.000	0%
Total (per common share)	0.125	100%	1.250	100%

Average annual total return (in relation to NAV) for the 5 years ending on 8/31/2014				18.46	% *
Annualized current distribution rate expressed as a percentage of NAV as of 8/31/2014				4.61%

Cumulative total return (in relation to NAV) for the fiscal year through 8/31/2014				20.61%
Cumulative fiscal year distributions as a percentage of NAV as of 8/31/2014				3.84%

You should not draw any conclusions about TPZ's investment performance from the amount of this distribution or from the terms of TPZ's distribution policy.

TPZ estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in TPZ is paid back to you. A return of capital distribution does not necessarily reflect TPZ's investment performance and should not be confused with "yield" or "income."

The amounts and sources of distributions reported are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon TPZ's investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. TPZ will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

* Average annual total return (in relation to NAV) for the 5 years ending on 8/31/2014 was originally reported as 32.62%.

TPZ invests in a portfolio of fixed income and equity securities issued by power and energy infrastructure companies. TPZ’s objective is to provide stockholders a high level of current income, with a secondary objective of capital appreciation. For more information, visit TPZ's website at www.tortoiseadvisors.com or call (866) 362-9331.

11550 Ash Street, Suite 300, Leawood, KS 66211 | Main 1-913-981-1020 | Fax 1-913-981-1021 | www.tortoiseadvisors.com

Tortoise Power and Energy Infrastructure Fund, Inc. (NYSE: TPZ)

Section 19(a) Notification of Sources of Distribution

Distribution Period	October 2014
Distribution Amount per Share	$0.125

The following table sets forth the estimated amounts of the current distribution, payable October 31, 2014, and the cumulative distributions paid this fiscal year to date from the following sources: net investment income, net realized short-term capital gains, net realized long-term capital gains and return of capital. All amounts are expressed per common share.

Estimated Sources of Distributions

				% Breakdown of the
		% Breakdown	($) Total Cumulative	Total Cumulative
	($) Current	of the Current	Distributions for the	Distributions for the
	Distribution	Distribution	Fiscal Year to Date	Fiscal Year to Date
Net Investment Income	0.066	53%	0.728	53%
Net Realized Short-Term Capital Gains	0.000	0%	0.052	4%
Net Realized Long-Term Capital Gains	0.059	47%	0.595	43%
Return of Capital	0.000	0%	0.000	0%
Total (per common share)	0.125	100%	1.375	100%

Average annual total return (in relation to NAV) for the 5 years ending on 9/30/2014				30.50%
Annualized current distribution rate expressed as a percentage of NAV as of 9/30/2014				4.70%

Cumulative total return (in relation to NAV) for the fiscal year through 9/30/2014				18.80%
Cumulative fiscal year distributions as a percentage of NAV as of 9/30/2014				4.31%

You should not draw any conclusions about TPZ's investment performance from the amount of this distribution or from the terms of TPZ's distribution policy.

The amounts and sources of distributions reported are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon TPZ's investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. TPZ will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

TPZ invests in a portfolio of fixed income and equity securities issued by power and energy infrastructure companies. TPZ’s objective is to provide stockholders a high level of current income, with a secondary objective of capital appreciation. For more information, visit TPZ's website at www.tortoiseadvisors.com or call (866) 362-9331.

11550 Ash Street, Suite 300, Leawood, KS 66211 | Main 1-913-981-1020 | Fax 1-913-981-1021 | www.tortoiseadvisors.com

Tortoise Power and Energy Infrastructure Fund, Inc. (NYSE: TPZ)

Section 19(a) Notification of Sources of Distribution

CORRECTION: See below for correction to average annual total return

Distribution Period	October 2014
Distribution Amount per Share	$0.125

The following table sets forth the estimated amounts of the current distribution, payable October 31, 2014, and the cumulative distributions paid this fiscal year to date from the following sources: net investment income, net realized short-term capital gains, net realized long-term capital gains and return of capital. All amounts are expressed per common share.

Estimated Sources of Distributions

				% Breakdown of the
		% Breakdown	($) Total Cumulative	Total Cumulative
	($) Current	of the Current	Distributions for the	Distributions for the
	Distribution	Distribution	Fiscal Year to Date	Fiscal Year to Date
Net Investment Income	0.066	53%	0.728	53%
Net Realized Short-Term Capital Gains	0.000	0%	0.052	4%
Net Realized Long-Term Capital Gains	0.059	47%	0.595	43%
Return of Capital	0.000	0%	0.000	0%
Total (per common share)	0.125	100%	1.375	100%

Average annual total return (in relation to NAV) for the 5 years ending on 9/30/2014				17.32	% *
Annualized current distribution rate expressed as a percentage of NAV as of 9/30/2014				4.70%

Cumulative total return (in relation to NAV) for the fiscal year through 9/30/2014				18.80%
Cumulative fiscal year distributions as a percentage of NAV as of 9/30/2014				4.31%

You should not draw any conclusions about TPZ's investment performance from the amount of this distribution or from the terms of TPZ's distribution policy.

The amounts and sources of distributions reported are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon TPZ's investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. TPZ will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

* Average annual total return (in relation to NAV) for the 5 years ending on 9/30/2014 was originally reported as 30.50%.

TPZ invests in a portfolio of fixed income and equity securities issued by power and energy infrastructure companies. TPZ’s objective is to provide stockholders a high level of current income, with a secondary objective of capital appreciation. For more information, visit TPZ's website at www.tortoiseadvisors.com or call (866) 362-9331.

11550 Ash Street, Suite 300, Leawood, KS 66211 | Main 1-913-981-1020 | Fax 1-913-981-1021 | www.tortoiseadvisors.com

Tortoise Power and Energy Infrastructure Fund, Inc. (NYSE: TPZ)

Section 19(a) Notification of Sources of Distribution

Distribution Period	November 2014
Distribution Amount per Share	$0.125

The following table sets forth the estimated amounts of the current distribution, payable November 28, 2014, and the cumulative distributions paid this fiscal year to date from the following sources: net investment income, net realized short-term capital gains, net realized long-term capital gains and return of capital. All amounts are expressed per common share.

Estimated Sources of Distributions

				% Breakdown of the
		% Breakdown	($) Total Cumulative	Total Cumulative
	($) Current	of the Current	Distributions for the	Distributions for the
	Distribution	Distribution	Fiscal Year to Date	Fiscal Year to Date
Net Investment Income	0.069	55%	0.802	53%
Net Realized Short-Term Capital Gains	0.001	1%	0.075	5%
Net Realized Long-Term Capital Gains	0.055	44%	0.623	42%
Return of Capital	0.000	0%	0.000	0%
Total (per common share)	0.125	100%	1.500	100%

Average annual total return (in relation to NAV) for the 5 years ending on 10/31/2014				16.35%
Annualized current distribution rate expressed as a percentage of NAV as of 10/31/2014				4.80%

Cumulative total return (in relation to NAV) for the fiscal year through 10/31/2014				16.87%
Cumulative fiscal year distributions as a percentage of NAV as of 10/31/2014				4.80%

You should not draw any conclusions about TPZ's investment performance from the amount of this distribution or from the terms of TPZ's distribution policy.

The amounts and sources of distributions reported are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon TPZ's investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. TPZ will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

TPZ invests in a portfolio of fixed income and equity securities issued by power and energy infrastructure companies. TPZ’s objective is to provide stockholders a high level of current income, with a secondary objective of capital appreciation. For more information, visit TPZ's website at www.tortoiseadvisors.com or call (866) 362-9331.

11550 Ash Street, Suite 300, Leawood, KS 66211 | Main 1-913-981-1020 | Fax 1-913-981-1021 | www.tortoiseadvisors.com